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                                                                   EXHIBIT 4.1
FT
FLAG Telecom Holdings Limited
INCORPORATED UNDER THE LAWS OF BERMUDA

ORDINARY SHARES
PAR VALUE $0.0006

SEE REVERSE FOR
CERTAIN DEFINITIONS
CUSIP G3529L 10 2
THIS CERTIFIES THAT

is the owner of

fully paid and non-assessable Ordinary Shares of the par value of $0.0006 each of

FLAG Telecom Holdings Limited

(the "Company") transferable on the books of the Company by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. No transfer of the security or any portion thereof represented by this Certificate can be registered on the books of the Company without production of this Certificate. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar. WITNESS the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

Dated

DIRECTOR CHAIRMAN

COUNTERSIGNED AND REGISTERED: AMERICAN STOCK TRANSFER & TRUST COMPANY (NEW YORK, N.Y.) TRANSFER AGENT AND REGISTRAR BY: AUTHORIZED SIGNATURE

FLAG Telecom Holdings Limited

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -D
TEN ENT -D
JT TEN -D
as tenants in common
as tenants by the entireties
as joint tenants with right
of survivorship and not as tenants
in common
UNIF GIFT MIN ACT-D                    Custodian
                                                        (Cust)
(Minor)                                  under Uniform Gifts to Minors Act
                              (State)

Additional abbreviations may also be used though not in the above list. For
value received,                                                  hereby sell,
assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE) Shares of the Ordinary Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said shares on the books of the within named Company with full power of substitution in the premises.
Dated
NOTICE:
  THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s)  Guaranteed

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE COMPANY WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.